UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 8, 2011


                            MASSEY EXPLORATION CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-53724                      N/A
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

No.3, Lane 300, 508 24th Avenue SW, Calgary, Alberta             T2S 0K4
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code (403) 228-9909

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

ITEM 8.01 OTHER ITEMS

On May 31, 2011, our board of directors approved an agreement and plan of merger to merge into with our wholly-owned subsidiary Massey Exploration Corp., a Delaware corporation and to carry out a continuance of our company from the State of Nevada to the State of Delaware.

On July 8, 2011, we filed articles of merger with the Nevada Secretary of State to effect the domicile change to the State of Delaware.

On July 8, 2011, we filed a certificate of merger with the Delaware Secretary of State to effect the domicile change to the State of Delaware.

In conjunction with the domicile change, our board of directors adopted a new certificate of incorporation under the laws of the State of Delaware to increase our authorized number of shares of common stock from 75,000,000 to 125,000,000 shares of common stock, with a par value of $0.001 and to create a class of 30,000,000 preferred shares, with a par value of $0.001.

Also in conjunction with the domicile change, our board of directors adopted new bylaws under the laws of the State of Delaware. The bylaws are attached to this Current Report as Exhibit 3.3.

These amendments were approved on May 31, 2011 by 51.9% of the holders of our common stock by way of a written consent resolution. Our definitive Schedule 14C, Information Statement, was filed on June 17, 2011.

On July 11, 2011, the Financial Industry Regulatory Authority ("FINRA") processed our request to carry out a continuance from the State of Nevada to the State of Delaware. The domicile change has become effective with the Over-the-Counter Bulletin Board at the opening of trading on July 11, 2011 under our current symbol "MSXP".

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

2.1  Agreement and Plan of Merger dated May 31, 2011

3.1  Articles of Merger filed with the Nevada Secretary of State

3.2  Certificate of Merger filed with the Delaware Secretary of State

3.3  Delaware Bylaws

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY EXPLORATION CORP.


/s/ Michael Hawitt
----------------------------------------------------
Michael Hawitt
President (Principal Executive Officer) and Director

Date: July 13, 2011

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